This submission is being made solely to obtain class (i.e. contract) identifiers for the variable universal life products, identified below, under the John Hancock Life Insurance Company (U.S.A.) Separate Account A (811-4834), which is administered by John Hancock Life Insurance Company (U.S.A.).

Accumulator	333-71134
EPVUL	333-71134

We are requesting these identifiers because they are required for the upcoming N-CEN filing.

Any questions on this submission should be directed to Thomas Lauerman, Esq. of Carlton Fields at (202) 965-8156.